EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of eAcceleration Corp. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clinton L. Ballard, Chief Executive Officer of the Company, and
E. Edward Ahrens, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)     The Report fully complies with the requirements of
                        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Repor fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  /s/ Clinton L. Ballard
                                                -------------------------------
                                                Clinton L. Ballard
                                                President and
                                                Chief Executive Officer



                                                  /s/ E. Edward Ahrens
                                                -------------------------------
                                                E. Edward Ahrens
                                                Chief Financial Officer


                                                Dated: March 23, 2004